UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 19, 2003





                             FIDELITY BANCORP, INC.
    -------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                   0-22288               25-1705405
------------------------------     ---------------         --------------
(State or other jurisdiction       (SEC File No.)           (IRS Employer
     of incorporation)                                      Identification
                                                               Number)


1009 Perry Highway, Pittsburgh, Pennsylvania                   15237
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(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: (412) 367-3300
                                                    --------------




                                 Not Applicable
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)


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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c) Exhibits:

                99.1     Press Release dated November 19, 2003


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

         On November 19, 2003, the Registrant issued a press release to report earnings for the year ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   FIDELITY BANCORP, INC.



Date: November 21, 2003            By:  /s/Richard G. Spencer
                                        ------------------------------
                                        Richard G. Spencer
                                        President and Chief Executive Officer







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